Exhibit 99.2
Important Disclosures
Free Writing Prospectus | CIM Commercial Trust Corporation Investor Presentation Q2 2020
Filed Pursuant to Rule 433 | Dated August 10, 2020 | Registration Statement No. 333-233255
CIM Commercial Trust Corporation (“CMCT”) has filed a registration statement (including a base prospectus) with the Securities and Exchange Commission (the “SEC”) for the offering of Series A Preferred Stock and Series D Preferred Stock to which this communication relates. Before you invest, you should read the base prospectus, dated December 4, 2019, in that registration statement, the prospectus supplement for the Series A Preferred Stock and Series D Preferred Stock, dated January 28, 2020, as supplemented by Supplement No. 1 thereto, dated April 9, 2020, Supplement No. 2 thereto, dated June 29, 2020, and other documents CMCT has filed with the SEC for more complete information about CMCT and the offering. You may request to receive a prospectus by calling toll-free at 1-866-341-2653.
Reverse Stock Split
On September 3, 2019, CMCT effected a 1-for-3 reverse stock split (the “Reverse Stock Split”) on its common stock, par value $0.001 per share. Unless otherwise specified, all CMCT common stock and per share of CMCT common stock amounts set forth in this presentation have been adjusted to give retroactive effect to the Reverse Stock Split.
www.cimcommercial.com | ©2020 CMCT | CMCT CIM Commercial Trust Corporation | Securities distributed by affiliate broker-dealer: CCO Capital, LLC, member: FINRA / SIPC



CMCT

CIM Commercial Trust Corporation | NASDAQ: CMCT | TASE: CMCT-L

August 2020

Important Disclosures

CMCT

Forward-looking Statements

The information set forth herein contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act"), which are intended to be covered by the safe harbors created thereby. Such forward-looking statements can be identified by the use of forward-looking terminology such as "may," "will," "project," "target," "expect," "intend," "might," "believe," "anticipate," "estimate," "could," "would," "continue," "pursue," "potential," "forecast," "seek," "plan," or "should" or the negative thereof or other variations or similar words or phrases. Such forward-looking statements include, among others, statements about CMCT's plans and objectives relating to future growth and availability of funds, and the trading liquidity of CMCT's common stock. Such forward-looking statements are based on particular assumptions that management of CMCT has made in light of its experience, as well as its perception of expected future developments and other factors that it believes are appropriate under the circumstances. Forward-looking statements are necessarily estimates reflecting the judgment of CMCT's management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. These risks and uncertainties include those associated with (i) the scope, severity and duration of the current pandemic of COVID-19, and actions taken to contain the pandemic or mitigate its impact, (ii) the adverse effect of COVID-19 on the financial condition, results of operations, cash flows and performance of CMCT and its tenants and business partners, the real estate market and the global economy and financial markets, among others, (iii) the timing, form, and operational effects of CMCT's development activities, (iv) the ability of CMCT to raise in place rents to existing market rents and to maintain or increase occupancy levels, (v) fluctuations in market rents, including as a result of COVID-19, and (vi) general economic, market and other conditions. Additional important factors that could cause CMCT's actual results to differ materially from CMCT's expectations are discussed under the section "Risk Factors" in CMCT's Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and elsewhere in CMCT's Quarterly Report on Form 10-Q for the quarter ended June 30, 2020. The forward-looking statements included herein are based on current expectations and there can be no assurance that these expectations will be attained. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond CMCT's control. Although we believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could be inaccurate and, therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by CMCT or any other person that CMCT's objectives and plans will be achieved. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made. CMCT does not undertake to update them to reflect changes that occur after the date they are made.

CIM Commercial Trust

CMCT

NASDAQ: CMCT | TASE: CMCT-L

Owner and operator of Class A and creative office assets in vibrant and improving metropolitan communities

Eight office properties, one hotel and two ancillary properties[1]

1.3 million rentable square feet of office and 503 hotel rooms[1]

$416 million Net Asset Value ("NAV") ($28.49 per share) as of December 31, 2019[2]

High barrier-to-entry, metropolitan focus

Value-enhancing redevelopments in progress in Northern California and Los Angeles[3]

Value-enhancing development in Austin placed in service during 2Q20[3]

Managed by CIM Group, L.P. ("CIM" or "CIM Group") - owner/operator of $28.8 billion of real assets[4]

Insiders[4] own ~20.7% of CMCT common stock as of August 5, 2020[5]


San Francisco Area
Los Angeles
Austin

1. As of June 30, 2020.
2. See NAV estimate table on page 28 and Important Information on page 31. Please note, the changes in global, national, regional or local economic, demographic or capital market conditions (including as a result of the outbreak of COVID-19 that began in the fourth quarter of 2019) can have a significant negative impact on real assets.
3. Austin development placed in service in 2Q20. Redevelopments in California were suspended due to COVID-19. See pages 20-22 for more information
4. As of March 31, 2020. See Important Information on page 31.
5. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.

COVID-19 Update – Taking Proactive Steps

CMCT

- Maximize rent collections & occupancy
  - CMCT received ~95.9% of rent collections payable in Q2 2020 excluding parking through August 5, 2020
  - Help tenants better understand the government programs that are available to them

- Reduce costs and capital expenditures
  - Replaced base service fee (~$1.1 million per year, subject to inflation) with an incentive fee[1]
  - No incentive fee payable for 2Q20 because CMCT's core funds from operations did not exceed the applicable $0.22 per share threshold
  - Reduce costs at both the property and corporate level

- Bolster liquidity to execute on acquisition and investment opportunities
  - New $10 million unsecured revolving credit facility which matures in May 2022
  - Direct access to the Federal Reserve Paycheck Protection Program Liquidity Facility in June 2020
  - Increase preferred stock fundraising efforts by temporarily increasing commissions

- Preparing for re-opening
  - Establish controls for building ingress and egress
  - Promote social distancing with building signage
  - Minimize furniture in common areas
  - Increase janitorial services

1. For more information, see the amendment dated May 11, 2020 to CMCT's Master Services Agreement, a copy of which is filed as an exhibit to CMCT's Form 10Q filed on May 11, 2020.

Maximizing Returns For Stockholders

CMCT

- Active and strategic portfolio management to maximize returns to stockholders
- CMCT has sold $2.3 billion of assets since going public in 2014[1]



Total Returns Based on NAV[2,3]
Δ NAV per Share + Dividends
60%
50%
40%
30%
20%
10%
0%
(10%)
Mar-2014
Jun-2015
Sep-2016
Dec-2017
Mar-2019
Jun-2020
CMCT
US Office REITs[4]



Cumulative Cash Distributions Per Share of Common Stock[5,6,7]
$80
$70
$60
$50
$40
$30
$20
$10
$0
$2.63
$5.25
$14.33
$25.08
$26.58
$69.48
$69.63
2014 6
2015
2016 7
2017
2018
2019
2020 YTD

1. As of June 30, 2020.
2. Total returns includes changes in stock price or NAV per share, as applicable, and includes all dividends declared and paid. With respect to CMCT, includes dividends paid on common stock from March 31, 2014 to June 30, 2020.
3. Please see the estimated net asset value table on page 28 and see "Net Asset Value (NAV)" under "Important Information" with respect to the methodology of the calculation of the NAV of CMCT on page 31.
4. "U.S. Office REITs" reflects the weighted average historical stock price and NAV performance of the companies included in the SNL US REIT Office Index as of June 30, 2020 based, for all periods indicated, on the weights attributed to each such company by such index as of June 30, 2020. The SNL US REIT Office Index is an index of certain publicly traded office REITs in the United States. The characteristics of the portfolios of assets of such companies included in "U.S. Office REITs" may differ significantly from the characteristics of CMCT's portfolio of assets. "U.S. Office REITs" may therefore not be an appropriate benchmark for the performance of CMCT. Past performance is not a guarantee of future results. The data used in this chart is derived from SNL and filings with the SEC.
5. The amounts of regular and special cash dividends per share are based on the number of shares outstanding as of the applicable record dates. All amounts have been adjusted to give retroactive effect to the Reverse Stock Split. Past performance is not indicative of future results.
6. CMCT is the product of a merger (the "Merger") between a subsidiary of CIM Urban REIT, LLC ("CIM REIT"), a fund operated by CIM Group, and PMC Commercial Trust ("PMC"), a publicly traded mortgage real estate investment trust, consummated in Q1 2014. Represents dividends paid on our common stock from January 1, 2014 through June 30, 2020. Excludes a special dividend paid to PMC Commercial Trust's stockholders in connection with the Merger, but includes 2014 dividends received by CIM REIT stockholders prior to the Merger and dividends on convertible preferred stock received by Urban Partners II, LLC, an affiliate of CIM REIT and CIM Group, on an as converted basis, in the Merger.
7. The per share equivalent in proceeds from CMCT's June 2016 tender offer is $6.45, calculated by dividing $210,000,000, the amount used by CMCT to purchase shares of common stock of CMCT in the tender offer, by 32,558,732, the number of shares of common stock outstanding immediately prior to such tender offer, as adjusted to give retroactive effect to the Reverse Stock Split.

CIM Commercial Trust – Key Investment Highlights

CMCT

CMCT

1. **Deep Commercial Property Expertise Through Relationship with CIM Group; Insiders[1] own ~20.7% of CMCT common stock[2]**
2. **High Quality Class A and Creative Office Portfolio**
3. **Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets**
4. **External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit**
5. **Equity-Enhancing, Growth-Oriented Capital Structure**

1. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.
2. Based on 14,827,410 shares of CMCT common stock outstanding as of August 5, 2020.


MetLife
CMCT
CIM Group Overview

1 Overview of CIM

CMCT

Established	Established in 1994 as an integrated owner and operator of real assets
Strategies	Real assets (infrastructure and real estate) focused in communities qualified by CIM as well as national credit (net-lease and debt) platforms
Vertically-Integrated	Multi-disciplinary expertise and in-house research, acquisition, credit analysis, development, finance, leasing and onsite property management capabilities
Organization	Approximately 990 employees (15 principals including all of its founders, 585 professionals)[1]
Office Locations	Headquartered in Los Angeles, with offices in Atlanta, GA, Chicago, IL, Dallas, TX, New York, NY, Orlando, FL, Phoenix, AZ, the San Francisco Bay Area, the Washington DC Metro Area and Tokyo, Japan
Assets Owned and Operated	$28.8 billion[2]

1. As of June 30, 2020.
2. As of March 31, 2020. See Important Information on page 31.

1 CIM Competitive Advantages

CMCT

1	2	3
Diverse **Team** of In-House Professionals	Commitment to **Community**	**Disciplined** Approach

- **Led by 15 principals** (including the three original founders) with average CIM tenure of 17 years
- **Vertically-integrated, real assets owner and operator** with expertise across in-house research, acquisition, credit analysis, development, finance, leasing and onsite property management, working across multiple markets, asset classes and strategies
- **Investments team responsible for entire life cycle of each asset;** compensation is aligned with that of CIM's partners and co-investors

- **Sector-agnostic focus** on specific metropolitan submarkets ("Qualified Communities") exhibiting:
  - Market values that are below long-term intrinsic values or
  - Underserved or transitional areas with dedicated resources that CIM believes will lead to outsized revenue growth and/or asset appreciation
- Extensive capital deployment in Qualified Communities has **yielded long-term relationships and a proprietary origination channel**
- Bring **goods, services, employment and support** needed for communities to be successful

- Regardless of the market cycle, CIM **employs a strict discipline** in qualifying communities as well as underwriting projects and potential acquisitions
- CIM employs detailed **underwriting**, **conservative leverage and proprietary research**

Community Focused Real Assets Strategy

CIM believes that its community qualification process provides it with a significant competitive advantage when acquiring real assets

- Since 1994, CIM has qualified 135 communities in high barrier-to-entry markets and has owned and operated real assets in 75 of those communities[1]. The qualification process generally takes between six months and five years and is a critical component of CIM's asset evaluation

Qualification Criteria	
Transitional Metropolitan Districts	Thriving Metropolitan Areas
• Population growth • Broad public support for CIM's approach • Evidence of private funding from other institutional owners and operators • Underserved niches in the community's real estate infrastructure • Potential to deploy a minimum of \$100 million of opportunistic equity within five years	• Positive population trends • Public support for acquisitions • Opportunities below intrinsic value • Potential to deploy a minimum of \$100 million of opportunistic equity within five years


Oakland
Denver
Chicago
Boston
San Francisco
New York
Los Angeles
Washington, DC
Mexico City
Austin
Corporate Offices
Areas with Asset(s)
Areas Approved for Asset(s)

1. As of June 30, 2020.

1 Community Focused Strategy-CIM Qualified Communities

CMCT

CIM qualifies communities for acquisition (135 qualified as of June 30, 2020, 75 deployed capital). CIM Qualified Communities exhibit strong growth trends, which CIM believes will lead to outsized rental growth and/or capital appreciation.

- Since initial acquisition, CIM's Qualified Communities have outperformed average national downtowns by approximately 44% and average national suburbs by over 168%[1]

Growth in CIM Qualified Communities vs. National Downtowns vs. National Suburbs



160%
120%
80%
40%
—%
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
CIM Qualified Communities
Average National Downtowns
Average National Suburbs

Please note, the changes in global, national, regional or local economic, demographic or capital market conditions (including as a result of the outbreak of COVID-19 that began in the fourth quarter of 2019) can have a significant negative impact on real assets.

1. Based on growth of Class A office rents, sourced from CBRE Outlook Dashboard, as of June 30, 2020. Site accessed July 2020.

1 Resources & Expertise of Institutional Owner Operator

CMCT

CMCT Management



David Thompson

CMCT CEO

10th Year at CIM

- Previously spent 15 years with Hilton Hotels Corporation, most recently as Senior Vice President and Controller
- Began career as a C.P.A. at Arthur Andersen & Co.



Jan Salit

CMCT President

6th Year at CIM (retiring effective September 16, 2020)

- Previously was Chairman of the Board, CEO and Secretary of PMC Commercial Trust
- Prior to CEO role, held Chief Operating Officer and Chief Investment Officer roles with PMC Commercial Trust (joined predecessor firm in 1993)



Nathan DeBacker

CMCT CFO

2nd Year at CIM

- Previously was Senior Vice President and Chief Financial Officer of Cole REITs, at VEREIT
- Began career as an auditor at Ernst & Young

CIM Group Co-Founders



Richard Ressler

CIM Group Principal
CMCT Chairman of the Board

26th Year at CIM

- Founder of Orchard Capital and Chairman of Executive Committee of CIM Group, Orchard First Source Asset Management and OCV
- Chairman of the Board of j2 Global (NASDAQ: JCOM); previously served as CEO
- Previously worked at Drexel Burnham Lambert and began his career as an attorney with Cravath, Swaine and Moore



Avi Shemesh

CIM Group Principal
CMCT Board Member

26th Year at CIM

- Previously Co-Founder of Dekel Development, a developer of commercial and multifamily properties in Los Angeles



Shaul Kuba

CIM Group Principal
CMCT Board Member

26th Year at CIM

- Previously involved in a number of successful entrepreneurial real estate activities, including Dekel Development (Los Angeles commercial and multifamily developer)

1 Alignment of Interests

CMCT

CIM Group Commitment to CMCT

- Insiders[1] own ~20.7% of CMCT common stock[2]

Management and Corporate Governance

- CMCT's Board includes CIM Group's three co-founders (Richard Ressler, Avi Shemesh, and Shaul Kuba)

Strong Market Knowledge and Sourcing

- CMCT benefits from CIM Group's identification of Qualified Communities, sourcing capabilities and access to resources of vertically integrated platform

Management Agreement / Master Services Agreement

- Tiered asset management fee based on fair value of real properties and associated assets of CMCT
  - Quarterly fee assessed as a percentage of assets:
    - <$500 million = 0.2500%
    - $500 million - $1,000 million = 0.2375%
    - $1,000 million - $1,500 million = 0.2250%
    - $1,500 million - $4,000 million = 0.2125%
    - $4,000 million - $20,000 million = 0.1000%
- Plus reimbursement of shared services at cost (accounting, tax, reporting, etc.)
- Permanently eliminated ~$1.1 million annual base service fee starting in 2Q20 and replaced with an incentive fee.
    - Incentive fee is 15% of CMCT's quarterly core funds from operations in excess of a quarterly threshold equal to 1.75% (i.e., 7% on an annualized basis) of CMCT's average adjusted common stockholders' equity[3]
- Perpetual term

1. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.
2. Based on 14,827,410 shares of CMCT common stock outstanding as of August 5, 2020.
3. For more information, see the amendment dated May 11, 2020 to CMCT's Master Services Agreement, a copy of which is filed as an exhibit to CMCT's Form 10Q filed on May 11, 2020.


CMCT
CMCT Overview

2 CMCT History

CMCT

Transition from Private Fund to High-Quality Public REIT

February 2005 – June 2006
- CIM Group formed CIM REIT with 24 private institutional investors

March 2014
- CIM REIT completed its merger with PMC Commercial Trust, a publicly traded mortgage REIT

November 2015 – December 2016
- Sold commercial mortgage loan portfolio, commercial real estate lending subsidiary, and three properties for a combined gross sales price of $217 million

June 2016
- $210 million tender offer for CMCT common stock (approximately 3.3 million shares @ $63 per share)[2]

September 2016 – December 2017
- $966 million repurchase of CMCT common stock (approximately 14.6 million shares @ $66 per share)[1,2]

March 2017 – December 2017
- Completed sale of 12 properties for a combined sales price of $1,093 million

October 2018
- Announced Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock[3]

March 2019 – July 2019
- Completed sale of 10 properties for a combined gross sales price of $991 million

August 2019 – September 2019
- Paid $613 million special dividend ($42.00[2] per share) to common stockholders
- Effectuated 1:3 Reverse Stock Split on the ex-dividend date (September 3, 2019)

1. Shares were repurchased in three privately negotiated transactions indirectly from CIM Urban REIT. In connection with these share repurchases, CMCT paid special cash dividends totaling $6.5 million that allowed the common stockholders that did not participate in the repurchases to receive the economic benefit of such repurchases. Special cash dividends are not included in the above amount.
2. Amounts have been adjusted to give retroactive effect to the Reverse Stock Split.
3. The Program to Unlock Embedded Value in Our Portfolio and Improve Trading Liquidity of Our Common Stock (the "Program") was intended to monetize stabilized assets to unlock embedded value in CMCT's portfolio that had been created since 2006. The Program included (i) the sale of 10 properties during 2019 for a combined gross sales price of $991 million, (ii) the payment of a special dividend of $42.00 per share of common stock on August 30, 2019, and (iii) the liquidation of CIM REIT, a CIM-operated vehicle and former indirect principal shareholder of CMCT.

2 High Quality Class A & Creative Office Portfolio

CMCT

Growth-Focused Portfolio (As of June 30, 2020)

Office:

Location	Sub-Market	Rentable Square Feet ("SF")	% Occupied	% Leased	Annualized Rent Per Occupied SF [1]
Oakland, CA					
1 Kaiser Plaza	Lake Merritt	537,811	91.6 %	91.6 %	$ 45.33
San Francisco, CA					
1130 Howard Street	South of Market	21,194	100.0 %	100.0 %	80.73
Los Angeles, CA					
11620 Wilshire Boulevard	West Los Angeles	196,229	91.3 %	93.9 %	46.27
4750 Wilshire Boulevard	Mid-Wilshire	141,311	21.5 %	21.5 %	47.92
9460 Wilshire Boulevard	Beverly Hills	97,035	73.5 %	73.5 %	104.15
11600 Wilshire Boulevard	West Los Angeles	56,880	92.6 %	92.6 %	56.20
Lindblade Media Center	West Los Angeles	32,428	100.0 %	100.0 %	57.45
Austin, TX					
3601 S Congress Avenue	South	228,056	77.6 %	77.6 %	40.09
TOTAL		1,310,944	80.6 %	81.0 %	$ 50.29

Hotel:

Location	Sub-Market	Number of Rooms	% Occupied [2]	Revenue Per Available Room (RevPAR) [3]
Sacramento, CA				
Sheraton Grand Hotel	Downtown/Midtown	503	39.2 %	$ 62.59

Ancilliary:

Location	Sub-Market	Rentable Square Feet (Retail)	% Occupied (Retail)	Annualized Rent (Parking + Retail) (in thousands) [4]
Sacramento, CA				
Sheraton Grand Hotel	Downtown/Midtown	9,453	100 %	$ 2,979
Oakland, CA				
2 Kaiser Plaza	Lake Merritt	—	— %	—

Geographic Diversification[1]

Annualized Rent by Location (Excludes Hotel and Ancillary Properties)


Los Angeles
Austin
Oakland
San Francisco

Office Portfolio 83.8% Leased Excluding the Impact of 3601 S. Congress Development Placed in Service in 2Q20

(See page 20 for more information)

1. Represents gross monthly base rent, as of June 30, 2020, multiplied by 12. The amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.
2. Represents trailing six-month occupancy as of June 30, 2020, calculated as the number of occupied rooms divided by the number of available rooms.
3. Represents trailing six-month RevPAR as of June 30, 2020, calculated as room revenue divided by the number of available rooms.
4. Represents gross monthly contractual rent under parking and retail leases commenced as of June 30, 2020, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

3 Embedded Growth Opportunity: Los Angeles

CMCT

Key Los Angeles Office Themes

1. Tech, media and entertainment demand driving growth
2. Major content creators such as Netflix, Google, Apple, and Amazon Studios lease 3.1+ million SF of office and production space across West Los Angeles and Hollywood[1]
3. High barrier-to-entry/supply constrained given regulatory environment
4. Affluent population base

CMCT Los Angeles Office Portfolio

- Beverly Hills (9460 Wilshire Boulevard):
  - Severe supply constraints with significant barriers to entry; tenant demand driven by finance and entertainment
  - Adjacent to the Four Seasons Beverly Wilshire Hotel and Rodeo Drive
- Culver City (Lindblade Media Center):
  - A preferred location for tech, entertainment and media tenants; Santa Monica office demand gravitating southeast
- Park Mile/Hancock Park (4750 Wilshire Boulevard):
  - Centrally located; attracting tenants priced out by significant rent increases in nearby Hollywood (in which rents are approaching $60 PSF)
- Brentwood (11600 & 11620 Wilshire Boulevard):
  - Strong demand from executives who prefer a shorter commute; cost-effective alternative to Santa Monica
  - One block west of I-405 freeway; nearby UCLA Medical Center, St. John's Hospital and Veterans Administration Hospital provide consistent demand for medical office


7083 Hollywood Blvd
(realized)
Hollywood
9460 Wilshire
4750 Wilshire Blvd
Beverly Hills-
Century City
Mid City-Koreatown
11600/11620 Wilshire
Brentwood
Santa Monica
Downtown
Los Angeles
Lindblade Media Center
Culver City
LOS ANGELES
LA Holiday Inn
(realized)
MAP KEY
CMCT Asset
CIM Asset
(Includes Realized Assets)

CIM Group: 60+ Los Angeles Investments Over 25 Years[2]

- CIM Group is headquartered in Los Angeles
- CIM Group's Los Angeles real estate experience:
  - 10 million+ SF of project experience across opportunistic, value-add and stabilized strategies
  - Currently owns over 20 assets valued at over $3 billion; including nine office assets with 2.3 million SF

1. Source: Los Angeles County Economic Development Corporation (January 2019).
2. As of December 31, 2019.

Embedded Growth Opportunity: Oakland

Favorable Office Dynamics

1. Relative Value vs. San Francisco Central Business District ("CBD") (Class A asking rents)[1]:
   - San Francisco - $80.61
   - Oakland - $56.63
2. Office building development has been tempered in the East Bay, with current under construction office space equivalent to 0.5% of the market's total existing inventory[1]
3. Proposition M: San Francisco office development limited to 875,000 square feet per year
   - Proposition E: Effective October 2020, Prop E will further reduce new office development in San Francisco, tying new approvals to the amount of affordable housing built in the city
4. Class A CBD vacancy of 8.0%[2]


Marina District
211 Main Street
Chinatown
80 Natoma
Central Tower
55 Hawthorne
San Francisco
1130 Howard
246 1st Street
274 Brannan
260 Townsend
330 & 340 Townsend
Block 1
Mission District
Bayview District
400 Paul
Oakland
Piedmont
2353 Webster Garage
1 Kaiser Plaza
2 Kaiser Plaza
1901 Harrison
1333 Broadway
Marriott City Center
Courtyard Oakland Downtown
Center 21
Uptown Station
1100 Clay
Jack London Square
Alameda
CIM Investments
CMCT Investments

A Vibrant Community

Transportation: All six BART lines and every major Bay Area highway run through Oakland

Amenities Base: Oakland has emerged as a "cool" place to live and work

Residential Development:

- ~7,250 new expected units in 2020-2021 (v. ~174,400 existing)[1]
- Residential Monthly Asking Rents[1]
  San Francisco - $2,995 | Downtown Oakland - $2,625

CMCT Assets	Asset Type	Rentable SF[3]	Leased %[3]	Annualized Rent Per Occupied SF[3,4]
1 Kaiser Plaza	Office	537,811	91.6%	$45.33
2 Kaiser Plaza	Office Development			

CMCT In-Place Rent[3,4]
$45.33

Class A Asking Rents[1]
$56.63

1. Source: CoStar July 2020 Market Report.
2. Source: CBRE Q2 2020 Marketview Snapshot.
3. As of June 30, 2020.
4. Represents gross monthly base rent per square foot under leases commenced as of June 30, 2020, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

3 Embedded Growth Opportunity: Austin

CMCT

Compelling Growth Market

1. Diverse Employment Sources – government, education and tech
2. Austin is home to many large U.S. corporations including Amazon, Facebook, Apple, Cisco, eBay, GM, Google, IBM, Intel, Oracle, Paypal, 3M and Whole Foods
3. Sustained, rapid market office rent growth
   - Five year increase of 40% (2014-2019)[1]
4. Vacancy
   - South Austin submarket – 7.9%[1]
5. Population growth
   - Ten year historical growth rate of 2.7% (versus 0.6% in the U.S.)[1]
   - Five year forecast growth rate of 1.5% (versus 0.5% in the U.S.)[1]
6. Employment growth
   - Ten year historical growth rate of 2.1% (versus 0.2% in the U.S.)[1]


Hartland Plaza
The Independent
Chase Tower
Seaholm
Barlin - 1300 E 5th
Eastside Village
Barlin - 507 Calles
618 Tillery
District at SoCo
Penn Field
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset

CMCT Asset	Asset Type	Rentable SF[2]	Leased %[2]	Annualized Rent Per Occupied SF[2,3]
3601 South Congress	Office	228,056	77.6%	$40.09

CMCT In-Place Rent[2,3]
$40.09

Class A Asking Rents[1]
$46.66

1. Source: CoStar July 2020 Office Market Report.
2. As of June 30, 2020. Includes 44,000 square feet placed in service in 2Q20 which was 0% leased.
3. Represents gross monthly base rent per square foot under leases commenced as of June 30, 2020, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.

4 Development: Austin

CMCT

Location	Sub-Market	Potential Rentable SF	Product
Austin, TX	South	44,000	Office

3601 S. Congress Avenue Expansion - Received Temporary Certificate of Occupancy in late Q2 2020

- Approximately 44,000 SF add-on building to pre-existing 183,885 SF office complex (pre-existing property is 96.2% leased as of June 30, 2020)
- Actively marketing to prospective tenants
- Two-story creative office building designed to accommodate either a single user or two single-floor tenants
- Targeting ~8% return on cost upon stabilization









Redevelopment: Los Angeles

Location	Sub-Market	Rentable SF	Product
Los Angeles, CA	Mid-Wilshire	141,311	Office

4750 Wilshire Boulevard - Repositioning

- Being repositioned into vibrant, collaborative office space following the expiration of a lease agreement for 100% of the property in April 2019
- ~$14.5 million redevelopment ($1.7 million spent as of June 30, 2020)
- Centrally located in Park Mile / Hancock Park location with both nearby executive housing (Hancock Park) and millennial housing and lifestyle amenities (Hollywood and Miracle Mile)
- Short drive time to Hollywood/West Hollywood (10 minutes), Beverly Hills/ Culver City/Downtown LA (20 minutes) and Santa Monica (30 minutes)
- CIM Group leased ~30,000 square feet in 2Q'19 for an annualized rent of $47.92[1] per square foot representing a 73% lease spread from prior lease (4750 Wilshire is adjacent to CIM Group's headquarters)
- The vast majority of the development has been suspended due to COVID-19.


The Redbury
101
7083 Hollywood Blvd
Hollywood &Highland®
Dolby Theatre
Sunset Vine Tower
Sunset & Gordon
Sunset La Cienega
The Lot
901 Hancock
150-151 El Camino
4700 Wilshire Blvd
4750 Wilshire Blvd
Mullen Wilshire
MAP KEY
CMCT Asset
CIM Asset
CIM Realized Asset





1. Represents gross monthly base rent per square foot under leases commenced as of June 30, 2020, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent.

Redevelopment: Sacramento

CMCT

Location	Sub-Market	Product
Sacramento, CA	Downtown/Midtown	Hotel

Room Renovations

- ~$26.3 million renovation of existing hotel to drive average daily rate and increase group bookings ($2.2 million spent as of June 30, 2020)
- Target 15%+ return on cost
- Expecting to renegotiate Marriott Hotel Management Agreement; switch to franchise model with separate management
- Complete renovation of all guestrooms; update food & beverage amenities, public areas, meeting rooms and amenities
- Isolate disruption to coincide with expansion/renovation of adjacent convention center (see below)
- Longer term, potential development of a new hotel tower, multifamily or build-to-suit office on top of owned garage and retail
- The vast majority of the development has been suspended due to COVID-19

Sheraton Grand Renovation Simultaneous With Expansion/Renovation of Adjacent Sacramento Convention Center

- $340 million renovation/expansion of the Sacramento Convention Center
- Adds new meeting rooms and exhibit halls
- Scheduled to be completed in early 2021
- Part of a larger project (C3) that also renovates adjacent auditorium and theater



SHERATON GRAND

Sheraton Grand



H ST
I ST
J ST
K ST
L ST
4TH ST
5TH ST
6TH ST
8TH ST
9TH ST
10TH ST
11TH ST
12TH ST
13TH ST
14TH ST
15TH ST
980 9TH ST
SHERATON GRAND PARKING & RETAIL
800 J
SHERATON GRAND
Sacramento Convention Center
1000 K ST
1012-1022 K ST
301 CAPITOL MALL
Capitol Park
SUBMARKET MAP - KEY
CMCT Assets
CIM Assets
CIM Realized Assets

4 Growth Pipeline: Oakland

CMCT

Opportunity to Generate Value Through Co-Investment, Sale or Build-to-Suit

Potential Build-to-Suit

Location	Sub-Market	Potential Rentable SF	Product
Oakland, CA	Lake Merritt	425,000 – 800,000	Office



2353 WEBSTER GARAGE
2 KAISER
2100 FRANKLIN/2101 WEBSTER
1 KAISER
UPTOWN STATION
1901 HARRISON
1333 BROADWAY
1100 CLAY
MARRIOTT CITY CENTER
COURTYARD OAKLAND
LAKE MERRITT
SUBMARKET MAP - KEY
CMCT Assets
CIM Assets
CIM Realized Assets

2 Kaiser Plaza (Beacon Tower)

- Build-to-suit opportunity
- Currently marketing development to potential anchor tenants
- Entitled for 425,000-800,000 SF office
- Currently utilized as surface parking lot



Rendering of Proposed 2 Kaiser Plaza (Beacon Tower), Oakland, CA



1 Kaiser Plaza – Existing Building



Bay Area

5 Equity-Enhancing, Growth-Oriented Capital Structure CMCT

Preferred Stock Program

Series A and Series D

- Perpetual Preferred Stock (Series A: 5.5% coupon; Series D: 5.65% coupon)
- Continuously offered – bi-monthly issuance
- CMCT and investor option to call/redeem five years from issuance at $25 per share, plus accrued and unpaid dividends[1]
- Redemption payable in cash or CMCT common stock, at election of CMCT[1]

Series L

- Perpetual Preferred Stock at 5.5% coupon
- CMCT and investor option to call/redeem beginning November 21, 2022 (or earlier in limited circumstances) at $28.37 per share, plus accrued and unpaid dividends[2]
- Redemption payable in cash or CMCT common stock, at election of CMCT[2]
- In November 2019, CMCT repurchased 2,693,580 shares at a price of $29.12 per share (of which $1.39 reflects the amount of accrued and unpaid dividends as of November 20, 2019), as converted to and paid in Israeli New Shekels.

Historical Preferred Stock Issuance[3]



(in millions)
$100.0
$—
$152.8
$23.1
$39.3
$38.9
$30.3
$1.5
$0.2
Series L Preferred Stock
Series A Preferred Stock
Series D Preferred Stock
2016
2017
2018
2019
2020 YTD

Target Capital Structure[4]



Common Equity 45%
Debt and Preferred Equity 55%

- Target capital structure of 45% common equity, 55% debt and preferred equity - seeks to enhance common equity returns with low relative risk

1. With respect to the Series A and Series D Preferred Stock, shares can be redeemed at the option of the holder during the first five years following the issuance date, subject to a redemption fee as a % of stated value of: 10% in years one and two, 8% in year three, 5% in year four, and 3% in year five, CMCT or the holder may redeem without a fee. After year five, there is no redemption fee. Series A redemptions during the first year following the date of issuance must be paid in cash.
2. With respect to the Series L Preferred Stock, as a general matter, shares can only be redeemed from and after the fifth anniversary of the date of original issuance.
3. Represents gross proceeds from issuances through June 30, 2020, calculated as the number of shares issued net of redemptions, and, with respect to the Series L Preferred Stock, net of 2019 repurchases, multiplied by the stated value per share; proceeds are not net of commissions, fees, allocated costs or discount, as applicable.
4. Common equity based on fair value (see page 28 for the actual components of our capital structure as of December 31, 2019). Debt and preferred equity based on their respective stated value.

5 Equity-Enhancing, Growth-Oriented Capital Structure CMCT

Debt & Preferred Summary (June 30, 2020)[1]

Mortgage Payable	Interest structure (fixed/variable etc.)	Interest Rate	Maturity/ Expiration Date	Loan balance (in millions)
1 Kaiser Plaza	Fixed	4.14%	7/1/2026	$ 97.1
Total Mortgage Payable		**4.14%**		**$ 97.1**
Other Debt				
SBA 7(a) Loan-Backed Notes [2]	Variable	LIBOR + 1.40%	3/20/2043	$ 16.9
Borrowed Funds from the Federal Reserve through the PPPLF [3]	Fixed	0.35%	Various [3]	15.5
Total Other Debt				**$ 32.4**
Corporate Debt				
2018 Revolving Credit Facility [4]	Variable	LIBOR + 1.55% [4]	10/31/2022	$ 209.5
2020 Unsecured Revolving Credit Facility [5]	Fixed	1.00%	5/1/2022	—
Junior Subordinated Notes	Variable	LIBOR + 3.25%	3/30/2035	$ 27.1
Total Corporate Debt				**$ 236.6**
Total Debt				**$ 366.1**

Preferred Stock	Interest structure (fixed/variable etc.)	Coupon	Maturity/ Expiration Date	Outstanding (in millions)
Series A	Fixed	5.50%	N/A	$ 133.1 [6]
Series D	Fixed	5.65%	N/A	0.2 [7]
Series L	Fixed	5.50%	N/A	152.8 [8]
Total Preferred Stock				**$ 286.1**
Total Debt + Preferred Stock				**$ 652.2**

Debt Maturity Schedule (June 30, 2020)[1]

(in millions)



$2.9
$11.3
$214.5
$1.3
$0.8
$135.3
2020
2021
2022
2023
2024
Thereafter

Fixed Debt vs. Floating Debt (June 30, 2020)[1]



Excluding SBA 7(a) Loan Backed Notes
Fixed 32%
Floating 68%
Including SBA 7(a) Loan Backed Notes
Fixed 31%
Floating 69%

See debt and preferred stock footnotes under Important Information on slide 32.

CIM Commercial Trust – Key Investment Highlights

CMCT

CMCT

1. **Deep Commercial Property Expertise Through Relationship with CIM Group; Insiders[1] own ~20.7% of CMCT common stock[2]**
2. **High Quality Class A and Creative Office Portfolio**
3. **Significant Embedded Organic Growth Opportunity From Outsized Growth In Key Gateway Markets**
4. **External Growth Opportunity – Acquisitions & Select Redevelopment and Build-to-Suit**
5. **Equity-Enhancing, Growth-Oriented Capital Structure**

1. Includes CIM Group and its affiliates, as well as officers and directors of CMCT.
2. Based on 14,827,410 shares of CMCT common stock outstanding as of August 5, 2020.



CMCT

Appendix

Estimated Net Asset Value

CMCT

Estimated Net Asset Value

(As of December 31, 2019)

($ in millions, except for shares and per share amounts) (Unaudited)

		Estimated NAV		Estimated NAV per share of common stock outstanding
Investments in real estate - at fair value	$	912.8		
Loans receivable - at fair value		72.7		
Debt [1]		(299.5)		
Cash and other assets, net of other liabilities		(4.8)		
Noncontrolling interests		(0.7)		
Redeemable Series A Preferred Stock [2]		(111.7)		
Redeemable Series L Preferred Stock [3]		(152.8)		
Estimated NAV attributable to common stockholders	**$**	**416.0**	**$**	**28.49**
Shares of Common Stock outstanding				**14,602,149**

Please note, the changes in global, national, regional or local economic, demographic or capital market conditions (including as a result of the outbreak of COVID-19 that began in the fourth quarter of 2019) can have a significant negative impact on net asset value.

1. Represents outstanding mortgage debt, junior subordinated notes, SBA 7(a) loan-backed notes, and borrowings on our revolving credit facility, at face value. Excludes secured borrowings on government guaranteed loans, which are included in other liabilities, cash and other assets.
2. Outstanding Series A Preferred Stock represents total units outstanding as of December 31, 2019 of 4,484,376, less redemptions of 16,861 shares, multiplied by the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount as applicable.
3. Outstanding Series L Preferred Stock represents total shares outstanding as of December 31, 2019 of 5,387,160 multiplied by the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount as applicable.

Key Metrics

CMCT

Top Five Tenants (June 30, 2020)

Tenant	Property	Lease Expiration	Annualized Rent (in thousands)[1]	% of Annualized Rent	Rentable Square Feet	% of Rentable Square Feet
Kaiser Foundation Health Plan, Inc.	1 Kaiser Plaza	2025-2027[2]	$ 15,973	30.1 %	366,777	28.0 %
MUFG Union Bank, N.A.	9460 Wilshire Boulevard	2029	3,617	6.8 %	27,569	2.1 %
3 Arts Entertainment, Inc.	9460 Wilshire Boulevard	2026	2,151	4.0 %	27,112	2.1 %
CIM Group, L.P.	Various	2020-2030	1,865	3.5 %	40,724	3.1 %
Westwood One, Inc.	Lindblade Media Center	2025	1,863	3.5 %	32,428	2.5 %
Total for Top Five Tenants			25,469	47.9 %	494,610	37.8 %
All Other Tenants			27,666	52.1 %	561,982	42.8 %
Vacant			—	— %	254,352	19.4 %
Total Office			$ 53,135	100.0 %	1,310,944	100.0 %

Lease Expirations as a % of Annualized Office Rent (June 30, 2020)[1]



30.0%
20.0%
10.0%
—%
7.3%
8.2%
14.1%
6.8%
4.1%
34.2%
5.8%
7.9%
1.8%
7.1%
2.7%
2020 3
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

1. Represents gross monthly base rent, as of June 30, 2020, multiplied by 12. This amount reflects total cash rent before abatements. Where applicable, annualized rent has been grossed up by adding annualized expense reimbursements to base rent. Annualized rent for certain office properties includes rent attributable to retail.
2. Prior to February 28, 2023, the tenant may terminate up to 140,000 square feet of space in the aggregate (of which no more than 100,000 rentable square feet may be terminated with respect to the rentable square feet expiring in 2027) in exchange for a termination penalty. From and after February 28, 2023, with respect to the rentable square feet expiring in 2025, and February 28, 2025, with respect to rentable square feet expiring in 2027, the tenant has the right to terminate all or any portion of its lease with CMCT, effective as of any date specified by the tenant in a written notice given to CMCT at least 15 months prior to the termination, in each case in exchange for a termination penalty, the amount of which is dependent on a variety of factors, including but not limited to the date of the termination notice, the amount of the square feet to be terminated and the location within the building of the space to be terminated.
3. Includes 11,988 square feet of month-to-month leases, as of June 30, 2020.



CMCT

Important Information

Important Information

CMCT

Assets Owned and Operated (AOO) represents the aggregate assets owned and operated by CIM on behalf of partners (including where CIM contributes alongside for its own account) and co-investors, whether or not CIM has discretion, in each case without duplication. AOO includes total gross assets at fair value, with real assets presented on the basis described in "Book Value" below and operating companies presented at gross assets less debt, as of the Report Date (as defined below) (including the shares of such assets owned by joint venture partners and co-investments), plus binding unfunded commitments. AOO also includes the $0.2 billion of AOO attributable to CIM Compass Latin America (CCLA), which is 50% owned and jointly operated by CIM. AOO for CMMT Partners, L.P. (CMMT) (which represents assets under management), a perpetual-life real estate debt fund, is $1.1 billion as of the Report Date.

Report Date is defined to mean as of March 31, 2020.

Book Value for each investment generally represents the investment's book value as reflected in the applicable fund's unaudited financial statements as of the Report Date prepared in accordance with U.S. generally accepted accounting principles on a fair value basis. These book values generally represent the asset's third-party appraised value as of the Report Date, but in the case of CIM's Cole Net-Lease Asset strategy, book values generally represent undepreciated cost (as reflected in SEC-filed financial statements).

Equity Owned and Operated (EOO) represents the NAV (as defined below) before incentive fee allocation, plus binding unfunded commitments, which is $17.3 billion as of the Report Date, inclusive of $0.2 billion of EOO attributable to CCLA (as described above) and $0.9 billion of EOO for CMMT (which represents equity under management).

Net Asset Value (NAV) represents the distributable amount based on a "hypothetical liquidation" assuming that on the date of determination that: (i) investments are sold at their Book Values; (ii) debts are paid and other assets are collected; and (iii) appropriate adjustments and/or allocations between equity partners are made in accordance with applicable documents, as determined in accordance with applicable accounting guidance.

Important Information - Debt and Preferred Summary

CMCT

1. Excludes: (a) $9,539,000 of secured borrowings – government guaranteed loans, which represent sold loans that are treated as secured borrowing because the loan sales did not meet the derecognition criteria provided for in ASC 860-30, Secured Borrowing and Collateral, and (b) premiums, discounts and debt issuance costs.
2. In May 2018, we completed a securitization of the unguaranteed portion of certain of our SBA 7(a) loans receivable with the issuance of $38,200,000 of unguaranteed SBA 7(a) loan-backed notes. The SBA 7(a) loan-backed notes are collateralized by the right to receive payments and other recoveries attributable to the unguaranteed portions of certain of our SBA 7(a) loans receivable. The notes mature on March 20, 2043, with monthly payments due as payments on the collateralized loans are received. Based on the anticipated repayments of our collateralized SBA 7(a) loans, at issuance, we estimated the weighted average life of the notes to be approximately 2 years.
3. In June 2020, CMCT borrowed funds from the Federal Reserve through the Paycheck Protection Program Liquidity Facility (the "PPPLF"). Advances under the PPPLF carry an interest rate of 0.35%, are made on a dollar-for-dollar basis based on the amount of loans originated under the Paycheck Protection Program and are secured by loans made by CMCT under the Paycheck Protection Program. The maturity date of PPPLF borrowings is the same as the maturity date of the loans pledged to secure the extension of credit, generally two or five years. At maturity, both principal and accrued interest are due.
4. In October 2018, CMCT entered into a revolving credit facility with a bank syndicate (the "2018 revolving credit facility") pursuant to which CMCT can borrow up to a maximum of $250,000,000, subject to a borrowing base calculation. The 2018 revolving credit facility is secured by deeds of trust on certain properties. Outstanding advances under the 2018 revolving credit facility bears interest at (i) the base rate plus 0.55% or (ii) LIBOR plus 1.55%. The 2018 revolving credit facility matures in October 2022 and provides for one one-year extension option under certain conditions. As of August 5, 2020, $0 was available for future borrowings. CMCT is in discussions with the administrative agent of the 2018 revolving credit facility to modify the calculation of the borrowing base to mitigate the effect that COVID-19 has on its ability to borrow under the 2018 revolving credit facility. While the terms of the amendment have not been finalized, CMCT expects to repay a portion of the outstanding principal balance of the 2018 revolving credit facility and to agree to a higher rate of interest for the duration of the modification period (approximately one year). There can be no assurance that CMCT will be able to successfully negotiate a modification. If CMCT is unable to amend the borrowing base calculation, CMCT will have to repay a portion of the outstanding principal balance of the 2018 revolving credit facility upon demand. CMCT does not, however, expect any such repayment, if it were to occur, to have a material adverse effect on CMCT's financial position or results of operations.
5. In May 2020, to further enhance its liquidity position and maintain financial flexibility, CMCT entered into an unsecured revolving credit facility with a bank (the "2020 unsecured revolving credit facility") pursuant to which CMCT can borrow up to a maximum of $10,000,000. Outstanding advances under the 2020 unsecured revolving credit facility bear interest at the rate of 1.00%. CMCT also pays a revolving credit facility fee of 1.12% with each advance under the 2020 unsecured revolving credit facility, which fee is subject to a cap of $112,000 in the aggregate. The 2020 unsecured revolving credit facility matures in May 2022. The 2020 unsecured revolving credit facility contains certain customary covenants including a maximum leverage ratio and a minimum fixed charge coverage ratio, as well as certain other conditions.
6. Outstanding Series A Preferred Stock represents total shares issued as of June 30, 2020 of 5,408,954, less redemptions of 84,845 shares, times the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.
7. Outstanding Series D Preferred Stock represents total shares issued as of June 30, 2020 of 6,900 times the stated value of $25.00 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.
8. Outstanding Series L Preferred Stock represents total shares outstanding as of June 30, 2020 of 5,387,160, times the stated value of $28.37 per share. Gross proceeds are not net of commissions, fees, allocated costs or discount.